Exhibit 10.1

PROSPECT GLOBAL RESOURCES INC.

SERIES A WARRANT EXCHANGE OFFER

April 10, 2014

Prospect Global Inc., a Nevada corporation (the “Company”), is offering to exchange (the “Exchange”), upon and subject to the terms and conditions set forth in the attached Series A Warrant Exercise Agreement (the “Agreement”), all of its outstanding Series A Common Stock Purchase Warrants (the “Warrants”) for one share of the Company’s common stock per Warrant.  The Exchange will remain open with respect to each Series A Warrant until the expiration of such warrant.

In order to accept the Exchange a registered holder of a Warrant should date, sign and complete the last page of the attached Agreement and deliver it to the Company at:

Prospect Global Resources Inc.

1401 17th Street, Suite 1550

Denver CO 80439

Attention:  Wayne Rich

Email:  wrich@prospectgri.com

Telephone:  303-990-8403

Each Agreement and the related Exchange obligation will only become binding upon the Company’s execution and delivery to the Holder of the executed and completed Agreement delivered by the Holder to the Company.  There is no minimum participation level among holders of Warrants in order for the Exchange to occur.

The Company has provided no tax, accounting or legal advice with respect to the Exchange encourages holders of Warrants to consult with its tax, accounting and legal advisors prior to entering into the Agreement.

This document has been prepared by us solely for use in connection with the proposed exchange offer described herein.  This document is confidential and personal to each Holder and does not constitute an offer to any other person or to the public generally to participate in the Exchange or subscribe for or otherwise acquire securities.

PROSPECT GLOBAL RESOURCES INC.

SERIES A WARRANT EXERCISE AGREEMENT

(this “Agreement”)

Date:

Prospect Global Resources Inc. (the “Company”) and the undersigned holder (the “Holder”) of Series A Common Stock Purchase Warrants (the “Warrants”) hereby agree that the Holder will exchange all of its Warrants (the “Exchange”) for one share of the Company’s common stock per warrant (the “Warrant Shares”) pursuant to Section 3(a)(9) of the Securities Act of 1933 for no additional consideration and on the terms and conditions set forth herein.  The parties acknowledge and agree that the Warrant Shares shall be issued to the Holder in exchange for the Warrants without the payment of any additional consideration.

As promptly as possible following the execution of this Agreement the Company will issue the Warrant Shares as instructed on the signature page hereof to the Holder. Upon receipt of the Warrant Shares the Holder shall promptly return the Warrants subject to the Exchange to the Company.

The Company agrees to amend its current registration statement (File No. 333-191918)    (the “Registration Statement”)  no later than April 15, 2014 to cover the public sale by the Holder of the Warrant Shares and to use reasonable best efforts to have the Registration Statement declared effective by the Securities and Exchange Commission after 4:00 pm east coast time on (i) April 16, 2014 (the “Target Effective Time”) or (ii) if the Registration Statement is not declared effective at the Target Effective Time on the soonest day as possible thereafter; provided, that if the Registration is not declared effective by 6:00 pm east coast time on May 1, 2014 the Exchange shall be deemed null and void and any shares issued in the Exchange shall be canceled and any Series A Warrants surrendered to the Company for exchange shall be promptly returned to the holder thereof.  The Company shall notify the Holder by email or telephone as soon as reasonably possible of the effectiveness of the Registration Statement and also shall release a press release as reasonably possible following effectiveness. of the Registration Statement.  The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement (or one or more substitute registration statements) until the later of when all the Warrant Shares are sold in the public market or may be sold in the public market without restriction.  From and after the effectiveness of the Registration Statement the Company shall have disclosed all material, non-public information (if any) delivered to the Holder by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.

The Holder represents and warrants to the Company that (i) it has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly authorized, executed and delivered by the Holder and the Agreement constitutes a valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; and (iii), as of the date hereof, and as of the date of the Exchange the Holder is and will be the sole record and beneficial owner of the Warrants, free from preemptive or similar rights, taxes, liens, charges and other encumbrances.

The Company represents and warrants to the Holder that (i) it has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (ii) this Agreement has been duly authorized, executed and delivered by the Company and the Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; and (iii) the Company represents and warrants that the Warrant Shares, when issued and delivered pursuant to this Agreement, shall be fully paid and non-assessable and will not be issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights and shall not bear any restricted legend.

The Holder acknowledges that the Company has provided it no tax, accounting or legal advice with respect to the Exchange and that the Holder has had the opportunity to consult with its tax, accounting and legal advisors prior to entering into this Agreement.

This Agreement will inure to the benefit of and be binding upon the parties to this Agreement and their respective successors and officers, directors, employees, agents and controlling persons, and no other person will have any right or obligation hereunder.

If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.  This Agreement shall not be binding until executed and delivered by each party hereto.

Prospect Global Resources Inc.

By:
Damon Barber
President and Chief Executive Officer

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Number of Series A Warrants to be exchange:

Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to: